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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 27, 2005

                     VASCO DATA SECURITY INTERNATIONAL, INC.

               (Exact name of registrant as specified in charter)



       Delaware                   000-24389                 36-4169320
       --------                   ---------                 ----------
 (State or other juris-          (Commission              (IRS Employer
diction of incorporation)        File Number)           Identification No.)


1901 South Meyers Road, Suite 210
     Oakbrook Terrace, Illinois                                60181
----------------------------------------------                 -----
  (Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code:  (630) 932-8844



                                       N/A
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On October 27, 2005, VASCO Data Security International, Inc. (VASCO) issued a press release providing a financial update for the third quarter ended September 30, 2005. The full text of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On October 27, 2005, VASCO held a conference call with investors to discuss VASCO's third quarter earnings and results of operations for the first nine months of 2005. A script read by officers of VASCO during the conference call is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

The press release and the comments by VASCO during the conference call contained a non-GAAP financial measure within the meaning of the Securities and Exchange Commission's Regulation G. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of a registrant's historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented.

The press release contained a reference to EBITDA and provided a reconciliation of EBITDA to net income (loss) on the face of the Consolidated Statement of Operations. EBITDA is used by VASCO for comparisons to other companies within its industry as an alternative to GAAP measures and is used by investors and analysts in evaluating performance. EBITDA, which is earnings before interest, taxes, depreciation and amortization, is computed by adding back net interest expense, income tax expense, depreciation expense, and amortization expense to net income as reported. EBITDA should be considered in addition to, but not as a substitute for, other measures of financial performance reported in accordance with accounting principles generally accepted in the United States. EBITDA, as defined above, may not be comparable to similarly titled measures reported by other companies.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

             Exhibit
             Number         Description
             ------         -----------

               99.1 Press release, dated October 27, 2005, providing financial update of VASCO Data Security International, Inc. for the third quarter ended September 30, 2005.

               99.2         Text of script for October 27, 2005 Earnings
                            Conference Call.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: October 27, 2005        VASCO Data Security International, Inc.
                              ---------------------------------------
                              (Registrant)



                              By: /s/Clifford K. Bown
                                  --------------------------------
                                  Clifford K. Bown
                                  Chief Financial Officer





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                                  EXHIBIT INDEX




             Exhibit No.    Description
             -----------    -----------

               99.1 Press release, dated October 27, 2005, announcing financial update of VASCO Data Security International, Inc. for the third quarter ended September 30, 2005.

               99.2         Text of script for October 27, 2005 Earnings
                            Conference Call.